UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2006

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SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-31323	52-2258371
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of Principal Executive Office) (Zip Code)

417/883-4549

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events

Attached as an exhibit to this report is a copy of our press release, dated September 28, 2006, announcing our intention to file with the American Stock Exchange our plan to bring us into compliance with Amex’s continued listing standards.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)

By:	/s/ JOHN M. GOTT
John M. Gott Chief Executive Officer

Date:  September 28, 2006

SLS INTERNATIONAL, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 28, 2006